UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 10, 2020, Digimarc Corporation (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) for the following purposes:

•

To consider and vote on a proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of our common stock, par value $0.001 per share (the “Common Stock”) upon the conversion of the newly designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Shares”) issued to a single purchaser in connection with a private placement on October 1, 2020 (“Proposal 1”).

•	To consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies (“Proposal 2”).

At the Special Meeting, 10,188,904 shares were represented to vote either in person or by proxy, or 67% of the outstanding shares, which constituted a quorum. The final results of voting for each matter submitted to a vote of shareholders at the Special Meeting are as follows:

Proposal 1 was approved by the following vote:

			Broker
For	Against	Abstain	Non-Votes
10,055,768	115,047	18,089	—

Proposal 2 was approved by the following vote:

			Broker
For	Against	Abstain	Non-Votes
9,826,076	329,223	33,605	—

Although Proposal 2 was approved, the adjournment of the Special Meeting was not necessary because the Company’s shareholders approved Proposal 1.

No further business was brought before the Special Meeting.

Item 7.01. Regulation FD Disclosure

As previously reported on September 29, 2020, and October 1, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”), pursuant to which all of the Series B Shares described under Item 5.07 above were issued to TCM

Strategic Partners L.P. (the “Purchaser”), and amended the Company’s Articles of Incorporation (the “Articles Amendment”) to

establish the rights and preferences of the Series B Shares.

On December 11, 2020, the Series B Shares automatically converted into shares of the Company’s Common Stock (the

“Conversion Shares”) in accordance with the Articles Amendment. Under the terms of the Subscription Agreement, the Conversion

Shares will continue to be subject to restrictions on transfer that expire on October 1, 2021. Until October 1, 2021, the Purchaser may

not transfer such shares without the prior written consent of the Company, except to an investment fund, investment vehicle or account controlled by the Purchaser’s principal. The Purchaser may also transfer such shares (i) pursuant to a tender or exchange offer, merger,

consolidation, division, acquisition, reorganization or recapitalization involving the Company that has been recommended or approved by a majority of the Board of Directors, and (ii) following commencement by the Company of a voluntary case under Title 11 of the United States Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 11, 2020

By:	/s/ Robert P. Chamness
Robert P. Chamness
Executive Vice President, Chief Legal Officer and Secretary